Investor Presentation November 6, 2008 Exhibit 99.1 the STRENGTH of WORKING TOGETHER SM

The Strength of Working Together 2
SM
Forward-looking Statements and Segment
Operating Earnings
Forward Looking Statements:
This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not historical facts may be “forward-looking” statements as defined in the Private Securities
Litigation Reform Act of 1995. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-
looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company reports filed with the
United States Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at
www.crawfordandcompany.com.
Segment Operating Earnings:
Segment operating earnings represent earnings before net corporate interest expense, amortization of customer-relationship intangible assets, stock option expense, income tax expense, unallocated corporate and shared costs, and gains on asset sales. On January 1, 2008 the Company’s Strategic Warranty Services unit was moved from the Legal Settlement Administration segment to the U.S. Property & Casualty segment. Prior period results for both segments have been restated to reflect this transfer. Subsequent to March 31, 2007, the
Company changed its method of allocating certain corporate overhead costs to each of its operating segments. Prior period results have been restated to reflect the current allocation method. Segment revenues and expenses do not include reimbursements for out-of-pocket expenses.

Crawford®

BROADSPIRE®
a Crawford Company

The Garden City Group, Inc.

Crawford®

3
Crawford & Company
• World’s largest fully-integrated independent provider of global claims management solutions.
• Four reporting segments:
– International Operations
• Serves the global insurance industry and multi-national corporations
– U.S. Property & Casualty
• Serves the U.S. insurance company market
– Broadspire
• Serves large national accounts, carriers and self-insured entities
– Legal Settlement Administration
• Provides administration for class action settlements, bankruptcy matters, and product performance.
• Opportunities
• Improved quality has restored client confidence, improved retention
• Short term emphasis on cost control
• Increase market share: both new clients and cross-selling existing services
• Investment in enhanced technology
• Crawford will benefit from global consolidation of TPA vendors

The Strength of Working Together 4 Locations 700 locations in 63 countries SM

The Strength of Working Together 5
Diversified Business Mix
2008 Revenues before Reimbursements of $786 Million
Nine months ended September 30, 2008
• Property and Casualty
Services
• Global Technical Services
• Global Marine and
Transportation
• Global Markets
42.7%
30.0%
7.3%
International
U.S. Property & Casualty
• Property and Casualty Services
• Catastrophe Management Services
• Auto Appraisal Services
• Centralized Claim Administration
• Strategic Warranty Services
20.0%
Legal Settlement Administration
• Class Actions
– Securities
– Product Liability
• Bankruptcy Administration
Broadspire
• Workers’ Compensation  and
Liability Claims Administration
• Medical and Case Management
• Long-Term Care Services
• Integrated Disability Management
• Risk Management Information
Systems (RSG)
• Claim Triage Solution (e-Triage)
SM

The Strength of Working Together 6 SM
International (excluding U.S.) Property & Casualty
Insurance Market Opportunities
Crawford CL GAB Regional/Local Providers
• Only 4.4% of dollars spent by rest of world (ROW)
carriers on claims are outsourced to third party
independent adjusters
• Very few global claims providers
• As ROW insurance carriers look to consolidate claims
services vendors, small firms lose market share
ROW Unallocated Loss Adjusting Expenses
$41.1 Billion
95.6%
$1.9 Billion
4.4%
$1.053 Billion
55.6%
$140 Million
7.3%
ROW Outsourced Loss Adjusting Expenses
$377 Million
19.8%
Source: Crawford & Company
$330 Million
17.3%
Insurance Carrier Internal Claims Dept.
Outsourced

The Strength of Working Together 7
International Strengths and Opportunities
• Best infrastructure among independents builds on industry trend of consolidation of clients.
• Bench strength of International Leadership Team required to grow in industry marked by demanding, value-driven clients, with high service level expectations.
• Global service differentiation from simple/low value claims through to complex/high value claims.
• International specialities: Class Action, Subsidence, Counter Fraud
Solutions, Managed Care, Desktop Claims, Affinity Business, Supply
Chain Management.
• Goals include product and market share expansion in Canada, UK, and
Asia Pacific as well as development of Latin America and other emerging markets.
SM

The Strength of Working Together 8 SM
U.S. Insurance Market Opportunities
4,000+ Local & Regional Providers
National Providers
Crawford
U.S. Unallocated Loss Adjusting Expenses
$21.7 Billion
86.1%
$3.5 Billion
13.9%
$3 Billion
86%
$280 Million
8%
U.S. Outsourced Loss Adjusting Expenses
$193 Million
6%
Source: Cochran, Caronia & Co. and Crawford & Company
• Approximately 14% of dollars spent by U.S. carriers on claims services are outsourced to third parties
– High propensity to outsource non-core lines and/or non-core states
• Outsourced claims service provider market is highly fragmented
– Crawford is the market leader with 6.0%
• As insurance carriers look to consolidate claims services vendors, small firms lose market share
– Most U.S. carriers are dramatically reducing the number of vendors on “approved lists”
Insurance Carrier Internal Claims Dept.
Outsourced

The Strength of Working Together 9
U.S. Property & Casualty
Growth Opportunities
• Strategic Growth
– Target large insurers who are consolidating their vendor lists and ensure Crawford is named an approved vendor
• Quality improvement
• Efforts toward training and product development
– Target markets
• Small and mid-market carriers
• Managing general agents (London Market)
• Non-standard insurers
• Property & casualty programs run by self-insured corporations
• Organic Growth
– Key account plans for top clients
– Account managers for each major client
– Easily accessible database of client instructions
SM

The Strength of Working Together 10
U.S. Self-Insured Entities and Captives
Market Opportunities
9 Largest Providers
Broadspire
Local and Regional Providers
• Self-insured entities and captives outsource practically all of their claims services
• Outsourced total claims management is fragmented
• Local and regional providers unable to leverage technology investment
$0.4 Billion $3.3 Billion
Unallocated Loss Adjusting Expenses
Outsourced Loss Adjusting Expenses
$1.8 Billion
56.5%
$1.1 Billion
33.3%
$321 Million
10%
Source: Cochran, Caronia & Co. and Crawford & Company
SM
Internal Outsourced

The Strength of Working Together 11
Broadspire Strengths and Opportunities
• Strengths
– Proven faster return-to-work for employees and cost savings to clients
– Superior measurement and reporting of those results
– Fully integrated services that make programs easy to administer
– Superior medical protocols that produce bottom-line results for customers
– Greater flexibility and more success in customizing programs for clients
– A proprietary web-based claims intake function that helps claim professionals identify potential problems and develop action plans to deal with them
–
Claims Advantage
program utilizing e-Triage
• Opportunities:
– Increase sales of unbundled medical and case management services
– Brand globalization
– Grow integrated disability management business
– Cross-sell Broadspire and Crawford customers
SM

The Strength of Working Together 12
Legal Settlement Administration
• The Garden City Group, Inc. (GCG) Products and
Services
– Administers class action settlements
– Designs and implements legal notice programs
– Manages chapter 11 bankruptcy claims administration
– Executes complete document management services
– Obtains expert consultation in complex legal business matters
• GCG Growth Opportunities
– Win larger market share of class action settlements
– Expand bankruptcy administration business
– Take advantage of emerging cross border opportunities
– Examine and pursue appropriate acquisition opportunities
SM

13
“The Strength of Working Together”
“The
Strength of Working Together” is unifying the
Company around consistent goals:
Adaptive leadership team responding to changing
economic conditions
Increasing emphasis on sources of additional revenue
growth
– Selling Crawford services into the existing client base through key account management
Driving technology forward
– Creating operational efficiencies
– Global economies of scale
Being a target-driven organization
– Setting medium term goals for 2009 to 2011

The Strength of Working Together 14 SM
Medium Term Goals
• Grow revenues organically by 5% CAGR through 2010
• Achieve a 10% EBIT margin by 2010
• Continued commitment to sound financial management
and maximizing shareholder value
• Target debt as a percentage of total capital at 25% to
30%

Financial Review the STRENGTH of WORKING TOGETHER SM

The Strength of Working Together 16 SM
Year-to-Date September 30, 2008 Overview
• Strong performance in a difficult operating environment
Revenue growth of 7.6%
Net Income up 86.7%
• Strong revenue growth internationally and in U.S.
Property & Casualty offset declines in other lines
International growth (before currency effects) of 16.8%
U.S. Property & Casualty growth exclusive of catastrophe impact
• Solid earnings per share performance at $0.47
Double-digit operating margin in U.S. Property & Casualty
and Legal Settlement Administration
All four segments reported positive operating earnings and
margin improvement
SG&A costs as a percentage of revenues reduced by 1.4%
• Planned for difficult U.S. economy
Continued growth trends internationally
Ongoing emphasis on growing existing client base through cross selling
Focus on cost control and improving liquidity
700
720
740
760
780
800
YTD 2008 YTD 2007
Revenue
$ in millions
0
5
10
15
20
25
YTD 2008 YTD 2007
Net Income
$ in millions
$785.7
$729.9
$23.9
$12.8

The Strength of Working Together 17 SM
Year-to-Date September 30, 2008 Financials
Nine Months Ended September 30 2008 2007 % Change
Revenues:
Revenues Before Reimbursements
$785,693
$729,919 8%
Reimbursements 69,578 54,874 27%
Total Revenues 855,271 784,793 9%
Costs and Expenses:
Cost of Services Provided, Before Reimbursements 574,243 547,189 5%
Reimbursements
69,578
54,874 27%
Total Cost of Services 643,821 602,063 7%
Selling, General, and Administrative Expenses
162,128
160,975 1%
Corporate Interest Expense, Net 13,406 13,172 2%
Total Costs and Expenses 819,355 776,210 6%
Gain on Sale of Subrogation Business - 3,980 nm
Gain on Sale of Former Corporate Headquarters - 4,844 nm
Income Before Income Taxes
35,916
17,407 106%
Provision for Income Taxes 11,994 4,595 161%
Net Income $23,922 $12,812 87%
Diluted Earnings per Share - After Gains on Asset Sales $0.47 $0.25 88%
Diluted Earnings per Share - Before Gains on Asset Sales (1) $0.47 $0.14 236%
(1) 2007 Diluted Earnings Per Share Before Gains on Asset Sales defined as:
2007 Diluted Earnings per Share After Gains on Asset Sales ($0.25) less 2007 Diluted Earnings Per Share attributed to gains on asset sales ($0.11).
CRAWFORD  &  COMPANY
CONDENSED CONSOLIDATED STATEMENTS  OF  INCOME
Unaudited
(In Thousands, Except Earnings Per Share and Percentages)

The Strength of Working Together 18 SM
130000
140000
150000
160000
170000
YTD 2008 YTD 2007
Revenue
0
5
10
15
20
YTD 2008 YTD 2007
Operating Earnings
$ in millions
$ in millions
$148.7
$156.9
$8.1
$17.8
Revenue improvement complemented by strong cost
control
Improved operating earnings and margin
Catastrophe revenue up $5.1 million  from 2007 to 2008
Claims up 1%
Growth in tough environment
Year-to-Date September 30, 2008 Financials
Summary Results, U.S. Property & Casualty
For the nine months ended September 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008
2007 % Change
Revenues 156,935 $       148,727 $       5.5%
Total Operating Expenses
139,113
140,640          -1.1%
Operating Earnings 17,822 $         8,087 $           120.4%
Operating Margin
11.4%
5.4%

The Strength of Working Together 19 SM
200
220
240
260
280
300
320
340
YTD 2008 YTD 2007
Revenue
0
5
10
15
20
25
30
YTD 2008 YTD 2007
Operating Earnings
$ in millions
$ in millions
$335.5
$269.3
$28.0
$14.8
Revenue increased 16.8% on a constant dollar basis
Increased operating margin
Strong operating earnings growth
Significant new client wins in Canada
Strength in Canada, UK and Asia Pacific
Claims referred flat with 2007 period
Year-to-Date September 30, 2008 Financials
Summary Results, International Operations
For the nine months ended September 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008
2007 % Change
Revenues 335,505 $       269,330 $       24.6%
Total Operating Expenses
307,478
254,520          20.8%
Operating Earnings
28,027 $
14,810 $         89.2%
Operating Margin 8.4% 5.5%

The Strength of Working Together 20 SM
100
150
200
250
YTD 2008 YTD 2007
Revenue
0
1
2
3
4
5
6
YTD 2008 YTD 2007
Operating Earnings
$ in millions
$ in millions
$236.3
$246.1
$5.4
Revenue decline
Improved margin through strong cost management
produces positive operating results
Strong client retention
Claims frequency down 7.4% in worker’s compensation
Increased cross selling, new RFP activity,
Expanding BPO operations
$3.5
Year-to-Date September 30, 2008 Financials
Summary Results, Broadspire
For the nine months ended September 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008
2007 % Change
Revenues 236,289 $       246,092 $       -4.0%
Total Operating Expenses
230,923
242,563          -4.8%
Operating Earnings 5,366 $           3,529 $           52.1%
Operating Margin
2.3%
1.4%

The Strength of Working Together 21 SM
50
55
60
65
70
YTD 2008 YTD 2007
Revenue
4
5
6
7
8
9
YTD 2008 YTD 2007
Operating Earnings
$ in millions
$ in millions
$57.0
$65.8
$7.8
$8.5
Revenue decline due to timing of business
Operating margin increases minimized decline in
operating earnings
Backlog of $43.5 million
Year-to-Date September 30, 2008 Financials
Summary Results, Legal Settlement Administration
For the nine months ended September 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008
2007 % Change
Revenues 56,964 $         65,770 $         -13.4%
Total Operating Expenses
48,472
57,975            -16.4%
Operating Earnings
8,492 $
7,795 $           8.9%
Operating Margin 14.9% 11.9%

The Strength of Working Together 22 SM
September 30, 2008 Balance Sheet
Crawford & Company
Consolidated Balance Sheet Highlights
As of September 30, 2008 and December 31, 2007
In thousands, except percentages
Unaudited
    September 30,     December 31,
                 2008                  2007* Change
Cash and cash equivalents $56,819 $50,855 $5,964
Accounts receivable, net 178,429 178,528 (99)
Unbilled revenues 131,752
136,652 (4,900)
     Total receivables 310,181
315,180 (4,999)
Deferred revenues, net                    99,567 111,036 (11,469)
Accrued pension liabilities 52,190 76,977 (24,787)
Current portion of long-term debt, capital leases
and short-term borrowings 30,199
31,864 (1,665)
Long-term debt 181,790
183,449 (1,659)
     Total debt 211,989
215,313 (3,324)
Total stockholders' equity 281,822 254,215 27,607
Net debt* 155,170
164,458 (9,288)
Total debt / capitalization 43% 46%
*Derived from the audited Consolidated Balance Sheet
**Net debt is defined by the Company as total debt ($215,315 at December 31, 2007 and $211,989 at September 30, 2008),
net of cash and cash equivalents. ($50,855 at December 31, 2007 and $56,819 at September 30, 2008).

Revenues ($000s)
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08

The Strength of Working Together 23 SM
Crawford & Company
Total Company
Total Revenue Trend
Currency: USD
Crawford & Company Confidential
*Results for any interim period are not necessarily indicative of results to be expected for the full year or any other future period.
As of September 2008
($000s) 2008 Actual
*
2007 Actual 2006 Actual
2008/2007 2007/2006 2006/2005
1st Quarter 987,046 861,524 789,255 As of September 30 8% 19% 6%
2nd Quarter 1,009,775 909,458 795,856 FULL YEAR 19% 6%
3rd Quarter 1,030,917 958,174 808,194
4th Quarter 975,143 819,522 NOTES:
Revenues are measured as total revenue before reimbursements for client expenses.
12-Month Moving Total Revenue Average Annual Rate of Change - 12 Month Moving Total
12-Month Moving Revenue
750,000
800,000
850,000
900,000
950,000
1,000,000
1,050,000
Actual

Operating Earnings ($000s)
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08

The Strength of Working Together 24 SM
Crawford & Company
Total Company
Operating Earnings Trend
Currency: USD Crawford & Company Confidential
*Results for any interim period are not necessarily indicative of results to be expected for the full year or any other future period.
As of September 2008
($000s) 2008 Actual* 2007 Actual 2006 Actual
2008/2007 2007/2006 2006/2005
1st Quarter 49,540 29,399 30,221 As of September 30 91% -5% 27%
2nd Quarter 57,963 32,617 32,233 FULL YEAR 16% 28%
3rd Quarter 64,616 33,845 35,667
4th Quarter 37,230 32,195 NOTES:
Operating earnings (loss) is defined as earnings before special charges/credits, net corporate interest, income taxes, stock option expense, and amortization of acquisition related intangible assets.
12-Month Moving Operating Earnings Average Annual Rate of Change - 12 Month Moving Total
12-Month Moving Operating Earnings
25,000
30,000
35,000
40,000
45,000
50,000
55,000
60,000
65,000
Actual

Expense to Revenues ($000s)
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08

The Strength of Working Together 25 SM
Crawford & Company
Total Company
Operating Earnings-to-Revenue Ratio Trend
Currency: USD Crawford & Company Confidential
*Results for any interim period are not necessarily indicative of results to be expected for the full year or any other future period.
As of September 2008
($000s) 2008 Actual 2007 Actual* 2006 Actual
2008/2007 2007/2006 2006/2005
1st Quarter 5.02% 3.42% 3.83% As of September 30 2.74% -0.88% 0.72%
2nd Quarter 5.74% 3.59% 4.05% FULL YEAR -0.11% 0.68%
3rd Quarter 6.27% 3.53% 4.41%
4th Quarter 3.82% 3.93% NOTES:
Operating earnings (loss) is defined as earnings before special charges/credits, net corporate interest, income taxes, stock option expense, and amortization of acquisition related intangible assets.
Revenues are measured as total revenue before reimbursements for client expenses.
12-Month Moving Total Ratio Average Annual Rate of Change - 12 Month Moving Total
12-Month Moving Ratio
3.00%
3.50%
4.00%
4.50%
5.00%
5.50%
6.00%
6.50%
Actual

Operating Cash Flow ($000s)
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08

The Strength of Working Together 26 SM
Crawford & Company
Total Company
Operating Cash Flow
Currency: USD Crawford & Company Confidential
*Results for any interim period are not necessarily indicative of results to be expected for the full year or any other future period.
As of September 2008
($000s) 2008 Actual* 2007 Actual 2006 Actual
2008/2007 2007/2006 2006/2005
1st Quarter 51,372 11,989 61,066 As of September 30 105% -58%
2nd Quarter 40,619 27,204 52,017 FULL YEAR -56% 29%
3rd Quarter 52,537 25,585 60,539
4th Quarter 23,284 52,717 NOTES:
Operating cash flow is defined as consolidated cash flows from operations.
12-Month Moving Operating Cash Flow Average Annual Rate of Change - 12 Month Moving Total
12-Month Moving Operating Cash Flow
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
Actual